UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-----------------------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 4, 2016

ESCO TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   314-213-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Item 2.02                      Results of Operations and Financial Condition

Today, February 9, 2016, the Registrant is issuing a press release (furnished as Exhibit 99.1 to this report) announcing its fiscal 2016 first quarter financial and operating results.  See Item 7.01, Regulation FD Disclosure, below.

Item 5.07                      Submission of Matters to a Vote of Security Holders

The 2016 Annual Meeting of the Registrant’s stockholders was held on February 4, 2016.  Each of the 25,820,250 shares entitled to vote at the meeting was entitled to one vote on each matter voted on at the meeting.  The affirmative vote of a majority of the shares represented in person or by proxy at the meeting was required to elect each director and to approve each of the other proposals before the meeting.

At the meeting, there were 23,558,765 shares represented and voted on one or more matters, or 91.2% of the shares entitled to vote at the meeting.  The vote totals below are rounded to the nearest whole share.

1.	The voting for directors was as follows:

Nominee	Votes “For”	Votes “Withheld”	Broker Non-Votes	Percent of Represented Shares Voted “For”
Leon J. Olivier	21,848,132	502,490	1,208,143	92.7%
Victor L. Richey	21,438,633	911,989	1,208,143	91.0%
James M. Stolze	21,702,153	648,469	1,208,143	92.1%

Because each nominee received a majority of the shares represented at the meeting, all of the nominees were duly elected.

2.           The voting to ratify the Registrant’s appointment of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending September 30, 2015 was as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes	Percent of Represented Shares Voted “For”
23,198,061	349,407	11,298	0	98.5%

Because the proposal received a majority of the shares represented at the meeting, it was duly approved.

3.           The advisory vote on the resolution to approve the compensation of the Registrant’s executive officers was as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes	Percent of Represented Shares Voted “For”
21,584,010	746,060	20,552	1,208,143	91.6%

Because the proposal received a majority of the shares represented at the meeting, it was duly approved.

4.           The vote on the shareholder proposal relating to sustainability reporting was as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes	Percent of Represented Shares Voted “For”
8,465,764	11,003,573	2,881,286	1,208,143	35.9%

Because the proposal failed to receive a majority of the shares represented at the meeting, it was not approved.

Item 7.01                      Regulation FD Disclosure

Today, February 9, 2016, the Registrant is issuing a press release (Exhibit 99.1) announcing its fiscal 2016 first quarter financial and operating results.  The Registrant will conduct a related Webcast conference call today at 4:00 p.m. Central Time.  This press release will be posted on the Registrant’s web site located at http://www.escotechnologies.com.  It can be viewed through the “Investor Relations” page of the web site under the tab “Press Releases,” although the Registrant reserves the right to discontinue that availability at any time.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated February 9, 2016

Other Matters

The information in this report furnished pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.

References to the Registrant’s web site address are included in this Form 8-K and the press release only as inactive textual references, and the Registrant does not intend them to be active links to its web site.  Information contained on the Registrant’s web site does not constitute part of this Form 8-K or the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 9, 2016
ESCO TECHNOLOGIES INC.

By:   /s/Gary E. Muenster
Gary E. Muenster
Executive Vice President
and Chief Financial Officer